ESCROW DEPOSIT AGREEMENT

This ESCROW DEPOSIT AGREEMENT (this “Agreement”) dated as of this 14th day of April 2014 by and among MABVAX THERAPEUTICS HOLDINGS, INC., a Delaware corporation (the “Company”), having an address at 11588 Sorrento Valley Road, San Diego, CA 92121, OPKO Health, Inc., having an address at 4400 Biscayne Blvd. Miami, Florida 33137 (the “Principal Stockholder”) and SIGNATURE BANK (the “Escrow Agent”), a New York State chartered bank, having an office at 950 Third Avenue, 9th Floor.  New York, NY 10022.

W I T N E S S E T H:

WHEREAS, the Company, Axiom Capital Management Inc. (the “Placement Agent”), and Escrow Agent have entered into a certain Escrow Deposit Agreement (the “Offering Escrow Agreement”) dated March 18, 2015, as amended on March 31, 2015, to establish an escrow account (the “Offering Escrow Account”) with Escrow Agent into which the Company and Placement Agent directs Subscribers subscribing to the Offering (as defined below) to deposit their funds in; and

WHEREAS, the Company has agreed to deposit $3,5000,000 of the proceeds from a financing transaction (the “Offering” and such $3,500,000, the “Offering Proceeds”) in which has been or will be deposited into the Offering Escrow Account, into an escrow account with the Escrow Agent, to be held pending the satisfaction of certain conditions (the “Release Conditions”); and

WHEREAS, unless the Release Conditions are satisfied on or before the date that is ten (10) weeks from the date the Offering Proceeds are deposited into the Escrow Account, (the “Termination Date”), such funds shall be returned to the applicable investing subscribers in the Offering (the “Subscribers”) pursuant to the wire instructions set forth on Schedule I hereto; and

WHEREAS, the Company and Principal Stockholder desire to establish an escrow account with the Escrow Agent into which the Company shall instruct the Escrow Agent, upon closing of the Offering, to transfer into such new escrow account from the Offering Escrow Account the Offering Proceeds; and

WHEREAS, the Company and Principal Stockholder represent and warrant to the Escrow Agent that it will comply with all of their respective obligations under applicable state and federal securities laws and regulations with respect to sale of the Offering; and

WHEREAS, the Company and Principal Stockholder represent and warrant to the Escrow Agent that it has not stated to any individual or entity that the Escrow Agent’s duties will include anything other than those duties stated in this Agreement; and

NOW, THEREFORE, IT IS AGREED as follows:

1.           Delivery of Escrow Funds.

(a)           The Company shall instruct Escrow Agent to transfer the Offering Proceeds from the Offering Escrow Account to an escrow account titled “Signature Bank, as Escrow Agent for MabVax Therapeutics Holdings, Inc.”, Signature Bank, 950 Third Avenue, 9th Floor.  New York, NY 10022, ABA No. 026013576 for credit to Signature Bank, as Escrow Agent for MabVax Therapeutics Holdings, Inc., Account No. [_______].

(b)           The collected funds deposited into the Escrow Account are referred to as the “Escrow Funds.”

(c)           The Escrow Agent shall have no duty or responsibility to enforce the collection or demand payment of any funds deposited into the Escrow Account.

2.           Release of Escrow Funds.  The Escrow Funds shall be paid by the Escrow Agent in accordance with the following:

(a)           The Escrow Agent shall, upon receipt of written instructions, in the form of Exhibit A, attached hereto and made a part hereof, or in a form and substance satisfactory to the Escrow Agent, received from the Company and Principal Stockholder confirming that the Release Conditions have been satisfied or waived, pay the Escrow Funds in accordance with such written instructions, which instructions shall be in accordance with this Section 2(a). Such payment or payments shall be made by wire transfer within one (1) Business Day of receipt of such written instructions, which must be received by the Escrow Agent no later than 3:00 PM Eastern Time on a Business Day for the Escrow Agent to process such instructions that Business Day.   For purposes of this Agreement, “Release Conditions” shall mean that on or before the Termination Date, the Board of Directors of the Company shall be reconstituted to the satisfaction of the Principal Stockholder.

(b)           If by 3:00 P.M. Eastern time on the Termination Date, the Escrow Agent has not received written instructions from the Company and Principal Stockholder regarding the disbursement of the Escrow, then the Escrow Agent shall promptly return the Escrow Funds to the Subscribers without interest or offset pursuant to Schedule I.  The Escrow Funds returned to each Subscriber shall be free and clear of any and all claims of the Escrow Agent.

(c)           The Escrow Agent shall not be required to pay any uncollected funds or any funds that are not available for withdrawal.

(d)           If the Termination Date or any date that is a deadline under this Agreement for giving the Escrow Agent notice or instructions or for the Escrow Agent to take action is not a Business Day, then such date shall be the Business Day that immediately precedes that date. A “Business Day” is any day other than a Saturday, Sunday or a Bank holiday.

3.           Acceptance by Escrow Agent.  The Escrow Agent hereby accepts and agrees to perform its obligations hereunder, provided that:

(a)           The Escrow Agent may act in reliance upon any signature believed by it to be genuine, and may assume that any person who has been designated by Principal Stockholder or the Company to give any written instructions, notice or receipt, or make any statements in connection with the provisions hereof has been duly authorized to do so.  Escrow Agent shall have no duty to make inquiry as to the genuineness, accuracy or validity of any statements or instructions or any signatures on statements or instructions.  The names and true signatures of each individual authorized to act singly on behalf of the Company and Principal Stockholder are stated in Schedule II, which is attached hereto and made a part hereof. The Company and Principal Stockholder may each remove or add one or more of its authorized signers stated on Schedule II by notifying the Escrow Agent of such change in accordance with this Agreement, which notice shall include the true signature for any new authorized signatories.

(b)           The Escrow Agent may act relative hereto in reliance upon advice of counsel in reference to any matter connected herewith.  The Escrow Agent shall not be liable for any mistake of fact or error of judgment or law, or for any acts or omissions of any kind, unless caused by its willful misconduct or gross negligence.

(c)           The Company agrees to indemnify, release and hold the Escrow Agent harmless from and against any and all claims, losses, costs, liabilities, damages, suits, demands, judgments or expenses (including but not limited to reasonable attorney’s fees) claimed against or incurred by Escrow Agent arising out of or related, directly or indirectly, to this Escrow Agreement unless caused by the Escrow Agent’s gross negligence or willful misconduct.  The Principal Stockholder agrees to release and hold the Escrow Agent harmless from and against any and all claims, losses, costs, liabilities, damages, suits, demands, judgments or expenses (including but not limited to reasonable attorney’s fees) claimed against or incurred by Escrow Agent arising out of or related, directly or indirectly, to this Escrow Agreement unless caused by the Escrow Agent’s gross negligence or willful misconduct.

(d)           In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder, the Escrow Agent shall be entitled to (i) refrain from taking any action other than to keep safely the Escrow Funds until it shall be directed otherwise by a court of competent jurisdiction, or (ii) deliver the Escrow Funds to a court of competent jurisdiction.

(e)           The Escrow Agent shall have no duty, responsibility or obligation to interpret or enforce the terms of any agreement other than Escrow Agent’s obligations hereunder, and the Escrow Agent shall not be required to make a request that any monies be delivered to the Escrow Account, it being agreed that the sole duties and responsibilities of the Escrow Agent shall be to the extent not prohibited by applicable law (i) to accept checks or other instruments for the payment of money and wire transfers delivered to the Escrow Agent for the Escrow Account and deposit said checks and wire transfers into the non-interest bearing Escrow Account, and (ii) to disburse or refrain from disbursing the Escrow Funds as stated above, provided that the checks received by the Escrow Agent have been collected and are available for withdrawal.

4.           Escrow Account Statements and Information. The Escrow Agent agrees to send to the Company and the Principal Stockholder a copy of the Escrow Account periodic statement, upon request in accordance with the Escrow Agent’s regular practices for providing account statements to its non-escrow clients and to also provide the Company and Principal Stockholder, or their designee, upon request other deposit account information, including Account balances, by telephone or by computer communication, to the extent practicable. The Company and Principal Stockholder agree to complete and sign all forms or agreements required by the Escrow Agent for that purpose.  The Company and Principal Stockholder each consent to the Escrow Agent’s release of such Account information to any of the individuals designated by Company or Principal Stockholder, which designation has been signed in accordance with paragraph 3(a) by any of the persons in Schedule II.  Further, the Company and Principal Stockholder have an option to receive e-mail notification of incoming and outgoing wire transfers.  If this e-mail notification service is requested and subsequently approved by the Escrow Agent, the Company and Principal Stockholder agrees to provide a valid e-mail address and other information necessary to set-up this service and sign all forms and agreements required for such service.  The Company and Principal Stockholder each consent to the Escrow Agent’s release of wire transfer information to the designated e-mail address(es).  The Escrow Agent’s liability for failure to comply with this section shall not exceed the cost of providing such information.

5.           Resignation and Termination of the Escrow Agent.  The Escrow Agent may resign at any time by giving thirty (30) days’ prior written notice of such resignation to Principal Stockholder and the Company.  Upon providing such notice, the Escrow Agent shall have no further obligation hereunder except to hold as depositary the Escrow Funds that it receives until the end of such 30-day period.  In such event, the Escrow Agent shall not take any action until the Company has designated a banking corporation, trust company, attorney or other person as successor.  Upon receipt of such written designation signed by Principal Stockholder and the Company, the Escrow Agent shall promptly deliver the Escrow Funds to such successor and shall thereafter have no further obligations hereunder.  If such instructions are not received within thirty (30) days following the effective date of such resignation, then the Escrow Agent may deposit the Escrow Funds held by it pursuant to this Agreement with a clerk of a court of competent jurisdiction pending the appointment of a successor.  In either case provided for in this section, the Escrow Agent shall be relieved of all further obligations and released from all liability thereafter arising with respect to the Escrow Funds.

6.           Termination.  The Company and Principal Stockholder may terminate the appointment of the Escrow Agent hereunder upon written notice specifying the date upon which such termination shall take effect, which date shall be at least thirty (30) days from the date of such notice.  In the event of such termination, the Company and Principal Stockholder shall, within thirty (30) days of such notice, appoint a successor escrow agent and the Escrow Agent shall, upon receipt of written instructions signed by the Company and Principal Stockholder, turn over to such successor escrow agent all of the Escrow Funds; provided, however, that if the Company and Principal Stockholder fail to appoint a successor escrow agent within such thirty (30)-day period, such termination notice shall be null and void and the Escrow Agent shall continue to be bound by all of the provisions hereof.  Upon receipt of the Escrow Funds, the successor escrow agent shall become the escrow agent hereunder and shall be bound by all of the provisions hereof and Escrow Agent shall be relieved of all further obligations and released from all liability thereafter arising with respect to the Escrow Funds and under this Agreement.

7.           Investment.  All funds received by the Escrow Agent shall be held only in non-interest bearing bank accounts at Escrow Agent.

8.           Compensation.  Escrow Agent shall be entitled, for the duties to be performed by it hereunder, to a fee of $4,000.00, which fee shall be paid by the Company upon the signing of this Agreement. In addition, the Company shall be obligated to reimburse Escrow Agent for all fees, costs and expenses incurred or that become due in connection with this Agreement or the Escrow Account, including reasonable attorney’s fees.  Neither the modification, cancellation, termination or rescission of this Agreement nor the resignation or termination of the Escrow Agent shall affect the right of Escrow Agent to retain the amount of any fee which has been paid, or to be reimbursed or paid any amount which has been incurred or becomes due, prior to the effective date of any such modification, cancellation, termination, resignation or rescission.  To the extent the Escrow Agent has incurred any such expenses, or any such fee becomes due, prior to any closing, the Escrow Agent shall advise the Company and the Company shall direct all such amounts to be paid directly at any such closing.

9.           Notices.  All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if sent by hand-delivery, by facsimile (followed by first-class mail), by nationally recognized overnight courier service or by prepaid registered or certified mail, return receipt requested, to the addresses set forth below:

If to Principal Stockholder:

OPKO Health, Inc.
Attn: Legal Department
4400 Biscayne Blvd.
                                Miami, Florida 33137

If to the Company:

MabVax Therapeutics Holdings, Inc.
11588 Sorrento Valley Road
San Diego, CA 92121
Attention: Gregory P. Hanson
Fax: 858-792-7375

If to Escrow Agent:

Signature Bank
950 Third Avenue, 9th Floor
New York, NY 10022
Attention: John D. Gonzalez, Group Director & Senior Vice President
Fax: 646-822-1520

10.           General.

(a)This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be entirely performed within such State, without regard to choice of law principles and any action brought hereunder shall be brought in the courts of the State of New York, located in the County of New York.  Each party hereto irrevocably waives any objection on the grounds of venue, forum nonconveniens or any similar grounds and irrevocably consents to service of process by mail or in any manner permitted by applicable law and consents to the jurisdiction of said courts.  Each of the parties hereto hereby waives all right to trial by jury in any action, proceeding or counterclaim arising out of the transactions contemplated by this Agreement.

(b)           This Agreement sets forth the entire agreement and understanding of the parties with respect to the matters contained herein and supersedes all prior agreements, arrangements and understandings relating thereto.

(c)           All of the terms and conditions of this Agreement shall be binding upon, and inure to the benefit of and be enforceable by, the parties hereto, as well as their respective successors and assigns.

(d)           This Agreement may be amended, modified, superseded or canceled, and any of the terms or conditions hereof may be waived, only by a written instrument executed by each party hereto or, in the case of a waiver, by the party waiving compliance.  The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same.  No waiver of any party of any condition, or of the breach of any term contained in this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of the breach of any other term of this Agreement.  No party may assign any rights, duties or obligations hereunder unless all other parties have given their prior written consent.

(e)           If any provision included in this Agreement proves to be invalid or unenforceable, it shall not affect the validity of the remaining provisions.

(f)           This Agreement and any modification or amendment of this Agreement may be executed in several counterparts or by separate instruments and all of such counterparts and instruments shall constitute one agreement, binding on all of the parties hereto.

11.           Form of Signature. The parties hereto agree to accept a facsimile transmission copy of their respective actual signatures as evidence of their actual signatures to this Agreement and any modification or amendment of this Agreement; provided, however, that each party who produces a facsimile signature agrees, by the express terms hereof, to place, promptly after transmission of his or her signature by fax, a true and correct original copy of his or her signature in overnight mail to the address of the other party.

12.           No Third-Party Beneficiaries.  This Agreement is solely for the benefit of the parties and their respective successors and permitted assigns, and no other person has any right, benefit, priority or interest under or because of the existence of this Agreement.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first set forth above.

MABVAX THERAPEUTICS HOLDINGS, INC.	OPKO HEALTH, INC.

By:
Name:
Title:
Officer

SIGNATURE BANK

By:           _____________________________
Name:
Title:

By:           _____________________________
Name:
Title: